Investor Presentation “Expanding Our Reach” 03/31/2019 Peapack-Gladstone Bank Exhibit 99.1

Statement Regarding Forward-Looking Information This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and may include expressions about Management’s strategies and Management’s expectations about financial results, new and existing programs and products, investments, relationships, opportunities and market conditions. These statements may be identified by such forward-looking terminology as “expect,” “look,” “believe,” “anticipate,” “may,” or similar statements or variations of such terms. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to 1) our inability to successfully grow our business and implement our strategic plan, including an inability to generate revenues to offset the increased personnel and other costs related to the strategic plan; 2) the impact of anticipated higher operating expenses in 2019 and beyond; 3) our inability to successfully integrate wealth management firm acquisitions; 4) our inability to manage our growth; 5) our inability to successfully integrate our expanded employee base; 6) an unexpected decline in the economy, in particular in our New Jersey and New York market areas; 7) declines in our net interest margin caused by the interest rate environment and our highly competitive market; 8) declines in the value in our investment portfolio; 9) higher than expected increases in our allowance for loan and lease losses; 10) higher than expected increases in loan and lease losses or in the level of nonperforming loans; 11) unexpected changes in interest rates; 12) an unexpected decline in real estate values within our market areas; 13) legislative and regulatory actions (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act, Basel III and related regulations) that may result in increased compliance costs; 14) changes in monetary policy by the Federal Reserve Board; 15) changes to legislation or policy, including tax or accounting matters; 16) successful cyberattacks against our IT infrastructure and that of our IT providers; 17) higher than expected FDIC insurance premiums; 18) adverse weather conditions; 19) our inability to successfully generate business in new geographic markets; 20) our inability to execute upon new business initiatives; 21) our lack of liquidity to fund our various cash obligations; 22) reduction in our lower-cost funding sources; 23) our inability to adapt to technological changes; 24) claims and litigation pertaining to fiduciary responsibility, environmental laws and other matters; 25) effects related to a prolonged shutdown of the federal government that could impact SBA and other government lending programs; and 26) other unexpected material adverse changes in our operations or earnings.   The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements.

Wealth management remains integral to our strategy. AUM/AUA grew to $6.3B up 9% from year end. Client inflows of AUM exceeded $300MM. Wealth management fee income reached a record $9.2MM and comprised 22% of total revenue. The loan portfolio continues to shift to higher yielding, relationship based C&I lending: Total C&I loans comprised 36% of the total loan portfolio. Announced expansion of our Corporate Advisory and Structured Finance businesses under a new investment banking division. We now deliver expertise in debt, capital and valuation analysis married with succession, estate and wealth planning strategies giving us a competitive advantage. Announced the hiring of Greg Smith as head of commercial banking. Greg formerly led Capital One’s business banking division for the Mid-Atlantic and Northeast. Net loans declined by $32MM. Loan/line originations totaling $216MM were more than offset by abnormally heavy paydown activity. Loan pipelines remain strong at the end of the quarter. Quarterly Recap

Deposits, funding and interest rate risk continue to be actively managed: The loan-to-deposit ratio improved to 99.5%. The Company continues to have access to $1.3B of available secured funding at the Federal Home Loan Bank. Rick DeBel will be joining us from Wells Fargo as EVP, Deposit Solutions, a newly created position. Earnings, capital and asset quality continue to be strong: EPS $0.58; ROA 0.98%; ROE 9.65%; Existing capital is more than adequate to support planned balance sheet growth and wealth acquisitions. The tangible capital ratio was 9.70%*. Asset quality metrics continue to be strong. Quarterly Recap *Tangible equity as a percentage of tangible assets at period end is calculated by dividing tangible equity by tangible assets at period end. See non-GAAP financial measures reconciliation on page 33

CHALLENGES: Flat yield curve. Pace of digital transformation and associated risk. Changing macroeconomic data, including NJ’s fiscal challenges. Stock market volatility. Highly competitive environment for commercial loans and core deposits. Deposit repricing slowing in a flat to declining rate environment. PRIORITIES: Remain cautious, disciplined, and focused. Expand NIM principally through loan portfolio remix. Grow fee income to 35% - 45% of total bank revenue over the next 2 – 3 years. Continued focus on building out our wealth management business, organically and through acquisition. Effective use of capital to benefit shareholder return (growth, acquisition, dividend, stock repurchase). Align our acquired wealth management businesses under one integrated operating and technology platform with a common “Peapack Private” brand. Current Challenges and Priorities

NPAs to Total Assets* Total Loans (in billions) Capital (in millions) Total Deposits (in billions) Financial Metrics * The increase in NPA in 2018 was due to the addition of one healthcare real estate secured loan, totaling $15 million, which continues to pay as agreed, and which the Company believes to be well secured.

C&I Loans (Dollars in Millions) *Includes Equipment Finance loans totaling $429MM at 03/31/2019. *

C&I (Target: 40%-50%) Multifamily (Target: 15%-25%) CRE (Target: 15%-20%) Residential and Consumer (Target: 15%-20%) Loan Diversification – Transformation to C&I (as a % of total loans)

Diluted Earnings per Share Pre-Tax Income (in millions) Revenue (in millions) Financial Performance YOY +6% YOY +2% Net Income (in millions) YOY +8% YOY +14%

ROAE ROAA Financial Performance Tangible Book Value Per Share 2 1 Efficiency Ratio calculated by dividing total noninterest expense, by net interest income and total noninterest income. 2 Tangible book value per share is calculated by dividing tangible equity by period end common shares outstanding. See Non-GAAP financial measures on page 33. GAAP Efficiency Ratio 1

Our Vision: A leading New York metro-area wealth management boutique, offering superior advice delivered by top quality professionals, with a differentiated client experience compared to large bank competitors. Q1 Snapshot: Q1 2019 wealth fees totaled $9.17MM reflecting an increase of $807K or 10% from Q1 2018 and $622K or 7% from Q4 2018. Wealth fees comprised approximately 22% of total bank revenue. Q1 2019 client inflows of managed AUMs exceeded $300MM. Continue to pursue additional acquisition opportunities. Good progress on integration / re-engineering. Peapack Private Wealth Management

Wealth Management Performance AUM / AUA (in billions) Fee Income (in millions) YOY +10%

1. Includes SBA Income, Swap Income, Deposit & Loan Fees, Mortgage Banking, and BOLI Wealth Management Provides a Diversified Revenue Mix Net Interest Income 72% Wealth Management Fees 22% Fees & Other Inc 6% QTD 03/31/2019 Net Interest Income before Provision Wealth Management Fee Income Fees & Other Income 1 Total Non-Interest Income Target 35% - 45% Total Non-Interest Income: 28% of Total Revenue

How Do We Get There: Continue migration of loan portfolio from lower yielding, fixed rate multifamily (“MFL”) to higher yielding, adjustable rate and shorter duration C&I, ultimately leading to NIM expansion. Business as usual expense management and operating efficiency. Continue Wealth Management growth – organic and acquisition. Focus on other fee businesses such as SBA, corporate advisory, and swap fee income. Certain targets may be difficult to attain if the shape of the current yield curve remains for an extended period of time. Profitability Targets Metric Year 2018 Q1 2019 2-3 Year Targets Fee Income/Total Revenue 28% 28% 35% - 45% ROAA 1.02% 0.98% 1.15% - 1.20% ROAE 10.13% 9.65% 11% - 12% YOY EPS Growth 14% 2% Mid to high single digit (annual target)

Considerable Growth Opportunity And Scale Gives Us Pricing Advantages *Peapack-Gladstone Financial data as of 12/31/2018; all other deposit data data as of 06/30/2018; pro forma for pending or recently completed M&A transactions; excludes non-retail branches Source: S&P Global Market Intelligence, FDIC

Net Interest Margin* Targeted 2.75% to 2.80% 2.95% to 3.00% *Targets may be difficult to attain if the shape of the current yield curve remains for an extended period of time.

Attractive geographic franchise. Wealth management fee income provides a stable and predictable revenue stream over time. Well positioned for additional wealth acquisitions that are immediately accretive to earnings. Ongoing shift in loan mix to C&I, including equipment finance, will positively impact NIM. Highly efficient branch network with an efficient cost structure that enables deposit pricing flexibility in the current market environment. Compelling valuation at current share price. Investment Considerations

PGC’s Current Valuation vs. Wealth Management Peers Note: Pricing data as of April 15, 2019; TBV and LTM EPS as reported for the twelve months ended December 31, 2018 and not pro forma for pending acquisitions Wealth Management Peers: UVSP – Univest Financial Corp., CATC – Cambridge Bancorp, BMTC – Bryn Mawr Bank Corp, and WASH – Washington Trust Bancorp Source: S&P Global Market Intelligence

PGC’s Current Valuation vs. New Jersey Peers Note: Pricing data as of April 15, 2019; TBV and LTM EPS as reported for the twelve months ended December 31, 2018 NJ Peers: CNOB–ConnectOne Bancorp; LBAI–Lakeland Bancorp; OCFC–OceanFirst Financial Corp.; VLY–Valley National Bancorp; PFS–Provident Financial Services Source: S&P Global Market Intelligence

Appendix Peapack-Gladstone Bank

A high-performing boutique bank, leaders in wealth, lending and deposit solutions, known nationally for our unparalleled client service, integrity and trust. Professionalism Clients First Compete to Win Invested in Our Community One Team Vision Core Principles Our Foundation

Senior Private Bankers lead a team-based approach. PGB offers a full suite of banking, commercial, advisory and wealth management services to support client financial needs. Team members focus on understanding needs, goals, and aspirations with consideration of risk tolerance, time horizon, and other traditional variables. Deliver exceptional client experience. For our high net worth individual clients, we develop, optimize, and deliver customized financial solutions aimed at helping clients create, grow, protect, and ultimately transition their wealth. For privately-owned businesses, we provide customized lending, advisory, treasury management and capital market solutions. We also provide comprehensive wealth management advice and services that includes investment, estate, tax and wealth planning considerations for business owners. “All Banking Should Be Private Banking” Private Banking Model

Douglas L. Kennedy President & Chief Executive Officer 908.719.6554 40 years experience; Before joining in 2012, he served as President of the NJ Market for Capital One Bank. He has held key executive level positions and had great success building formidable regional and national specialty banking business at Fleet Bank, Summit Bancorp and Bank of America. He is a current Member of the NJ Chamber of Commerce Board of Directors, Montclair State University Board of Trustees, and Sacred Heart University Board of Trustees. He is a Board Member of the NJBankers Association. John P. Babcock Senior EVP & President of Wealth Management 908.719.3301 37 years experience; Prior to joining, he was the managing director in charge of the Northeast Mid-Atlantic region for the HSBC Private Bank and, prior to that, he was the New York Metro Market Executive for U.S. Trust - the largest of U.S. Trust’s 53 markets in the U.S. In these and previous roles over the last 37 years, he has led commercial and wealth management/private bank businesses in New York City and regional markets through mergers, expansions, rapid growth and periods of significant organizational change. Jeffrey J. Carfora, CPA Senior EVP & Chief Financial Officer 908.719.4308 38 years experience; Joining as Executive Vice President and CFO in March 2009, he was promoted to Senior Executive Vice President in August 2013. Previously, he was affiliated with Penn Federal Savings Bank (where he joined as CFO and was later promoted to COO), Carteret Bank, and Marine Midland Bank. He began his career in 1980 with PriceWaterhouseCoopers. Robert A. Plante Executive Vice President Chief Operating Officer 908.470.3329 32 years experience; Before joining in 2017, served as executive vice president and chief operations officer/chief information officer at IDB New York, a $9.8 billion commercial bank, where he was a member of the credit risk, market risk and asset liability committees, responsible for all back-office support functions including payments, deposits, commercial and residential lending, treasury, custody, commercial cash management and information technology. Experienced Leadership Team

Lisa P. Chalkan Executive Vice President, Chief Credit Officer 908.719.6552 33 years experience; Before joining in 2015, she held executive positions as SVP, Head of Commercial Credit Policy, Director of Loan Administration/Commercial Banking, and Manager of Middle Market Underwriting at Capital One N.A., and also held key roles at Fleet Boston Financial/Bank of America and HSBC Bank USA/HSBC Securities, Inc. She is a member of the Board of Trustees of the Union County Economic Development Corporation, serving as Secretary of the Board, and past honoree as a Woman of Influence in Finance by the Women’s Fund of NJ. Robert R. Cobleigh Executive Vice President, Peapack Capital 201.285.6201 31 years experience; Prior to joining in 2017, he served as Regional VP and Credit Officer for Santander Corporate Equipment Finance, Inc. He was the VP of Credit for structured and specialty finance for MUFG-Union Bank/The Bank of Tokyo-Mitsubishi. He held senior positions at RBS/Citizens Asset Finance, Inc., Siemens Financial Services, Inc., Volvo Finance North America, Inc., and International Proteins Corporation. Robert earned his Bachelor of Business Administration degree – Finance and MBA – Investment Management from Pace University. Timothy E. Doyle Executive Vice President, Chief Risk Officer 908.306.8820 30 years experience; Prior to joining Peapack-Gladstone Bank, he served as Senior Vice President, Chief Credit Officer at Millennium bcp, Indus Bank and Crown Bank, where he specialized in credit and risk management. Prior to that, he held credit and leadership responsibilities at Sovereign Bank, Summit Bank/Fleet National Bank and CIBC World Markets. He graduated with a Bachelor of Commerce with Honors and MBA from the University of Windsor (Canada). He is a resident of Westfield, NJ and member of the New Jersey Bankers Association , Commercial Lending Committee. Experienced Leadership Team

Brydget Falk-Drigan Executive Vice President, Chief Human Resources Officer 908.719.3315 27 years experience; Prior to joining in 2018, she served as Leader, Global Talent Solutions and People Operations, Leader, Global Talent Acquisition, and Leader, Employee Engagement and Internal Communications at Dun & Bradstreet Corporation in Short Hills, NJ. There she led HR operations, systems implementations/ enhancements, employment branding, talent acquisition, onboarding and the incorporation of a Managed Service Provider (MSP) program. As a Senior Human Resources Business Partner and Winning Culture/Talent Development Leader, she provided business partner support to the U.S. Dun & Bradstreet sales organization. A resident of Watchung, NJ , she holds a BA in Psychology and Business from the University of Western Ontario, Canada. She is CHRP designated with the Human Resources Professional Association of Ontario, Canada, and holds a CHRM from the Advanced Program in Human Resources Management, University of Toronto, Toronto, Canada. Todd M. Poland Executive Vice President, General Counsel 908.443.5386 44 years experience; Prior to joining in 2018, he served as Partner at McElroy, Deutsch, Mulvaney & Carpenter LLP in Morristown, NJ, with a concentration in banking, corporate and securities law. He has extensive experience in bank and thrift regulatory and transactional matters, representation of parties to private equity transactions and other mergers and acquisitions, general representation of banks and other financial institutions, public and privately held companies, and public and private offerings of securities. He has been a lecturer on corporate and banking law matters to bar and banking groups. He is an Adjunct Professor of Law (Commercial Law) at Rutgers University Law School, Newark, NJ, and has been listed in Super Lawyers® (2006, 2009, 2012-2014), a Thomson Reuters rating service business. He holds a BA in English from Georgetown University and Master of Arts in English from the University of North Carolina. He holds a Juris Doctor Degree from Georgetown University Law Center and was an editor of the Georgetown Law Journal. Todd holds a Master of Laws in Taxation (LL.M.) from New York University School of Law and is a member of the NY and NJ State Bar Associations. Thomas J. Ross, Jr. Executive Vice President, President Wealth Management Consultants 973.401.1500 35 years experience; Prior to joining in 2015, and before forming WMC, he was the Partner-In-Charge of Coopers & Lybrand’s Personal Financial Services Group, serving on the firm’s National PFS Steering Committee. He helped found C&L’s Registered Investment Advisory subsidiary, serving on its Investment Policy Committee. He has an expertise in planning for senior corporate executives, optimization of compensation and benefits programs and the financial aspects of employment contracts. He has worked with current or retired Chairmen, CEOs and Presidents of major American corporations, written technical articles, instructed at professional education programs, and has been quoted in national financial press. Tom is a CPA (Inactive) with a BA in English from Boston College and an MBA in Finance from the Wharton School. Experienced Leadership Team

Kevin Runyon Executive Vice President, Chief Information Officer & Chief Digital Officer 908.806.3060 34 years experience; Prior to joining in 2014, he served as Managing Director of All Covered, a Division of Konica Minolta in Cherry Hill, NJ, where he was responsible for the delivery of technology and IT compliance-related services to over 100 banks across the country. Kevin has held information technology positions with United Computer, OceanFirst Bank, CoreStates Bank and National State Bank of Elizabeth with a focus on technology issues that affect the bottom line of business. He is a member of the North Jersey Bankers Association, New Jersey Bankers Association and Pennsylvania Bankers Association. Greg M. Smith Executive Vice President, Head of Commercial Banking 908.393.7590 31 years experience; Prior to joining in 2019, he served as Group Sales Executive for Capital One Bank where, for seven years he was responsible for the $2 - $25 million business banking segment from Virginia to Massachusetts. During his more than 15 years with Capital One Bank, Greg held several senior-level strategic, sales and team leadership roles, where he was responsible for generating millions in new business, including both loan and deposit generation. Greg also worked at Summit Bank for 15 years, moving up the ranks to senior regional vice president, responsible for directing a significant segment of the NJ market. Vincent A. Spero Executive Vice President, Commercial Private Banking (Real Estate) 908.719.6556 32 years experience; Joining June of 2008 as SVP and Senior Commercial Lender, he was appointed EVP and Chief Lending Officer of Peapack-Gladstone Bank in 2009. Prior to joining, he had held senior level positions at both Lakeland Bank and Commerce Bank. Eric H. Waser Executive Vice President, Investment Banking 908.470.6149 28 years experience; Before joining in 2015, he served as Managing Director for Citibank’s East Business Banking Division, and prior to that, was the SVP, CFO and COO at Clean Venture, Inc., one of the largest private environmental remediation company’s in the US. He also served as President of Mid Atlantic Corporate Banking, CEO-NJ and Managing Director at Sovereign Bank and EVP at Fleet Boston Financial/Nat West Bank. Experienced Leadership Team

Financial Highlights Branch Map Franchise Overview NOTE: Financial data as of 03/31/2019. Private Banking Offices Bedminster, NJ Morristown, NJ Princeton, NJ Teaneck, NJ Fairfield, NJ Gladstone, NJ Greenville, DE (Trust Subsidiary) New Providence, NJ Bonita Springs, FL Headquarters Bedminster, NJ Year Founded 1921 Branches 20 Total Assets $4.7 Bil Gross Loans $3.9 Bil Total Deposits $3.9 Bil Wealth Management AUM/AUA $6.3 Bil Fee Income / Revenue 28% Market Cap $510 Mil

Affluent Market 1 Rank reflects ranking amongst all New Jersey counties. Note: Weighted average is calculated as the sum of (percent of state/national franchise * demographic item) within each market; banks, thrifts, and savings banks included (retail branches only). Source: S&P Global Market Intelligence, FDIC

Balance sheet risk management includes stress testing: Capital Quarterly stress testing (top down/bottom up). Remain well-capitalized under our stress scenarios. Liquidity $629 million in cash and cash equivalents and securities. Additional unused borrowing capacity of $1.3 billion available at the FHLB and $1.4 billion at the FRB. Quarterly stress testing. Interest Rate Quarterly stress testing. The Company’s interest rate sensitivity models indicate that the Company’s sensitivity is relatively balanced, meaning that its net interest income remains relatively stable in a rising interest rate environment. Capital, Liquidity, & Interest Rate Risk Management

Quarterly Income Statement Summary (Dollars in thousands, except per share data) 1 Efficiency Ratio calculated by dividing total noninterest expense, by net interest income and total noninterest income. 2 Q3 2018 included $319k of severance expense; $340k of investment banking fees related to the Lassus Wherley acquisition; and $325k loss on sale of securities, principally related to a restructure of the investment portfolio, which will benefit future earnings. These three items reduced reported net income by $736k, EPS by $0.04, ROAA by 0.07%, and ROAE by 0.66% for Q3 2018. 3 Q4 2018 included $4.4mm of loss on sale of MFL; $3mm of life insurance proceeds related to MCM (No tax effect); and $405k expense related to the write down of identifiable intangible assets (No tax effect). These three items, on a net basis, reduced net income by $655k , EPS by $0.04, ROAA by 0.06%, and ROAE by 0.57%, for Q4 2018.

Asset Quality 1 The increase in NPA in the December 2018 quarter was due to the addition of one healthcare real estate secured loan, totaling $15 million, which continues to pay as agreed, and which the Company believes to be well secured.

Capital Summary 1. Tangible equity as a percentage of tangible assets at period end is calculated by dividing tangible equity by tangible assets at period end. See non-GAAP financial measures reconciliation on page 33. 2. Tangible book value per share is calculated by dividing tangible equity by period end common shares outstanding. See non-GAAP financial measures reconciliation on page 33.

Non-GAAP Financial Measures Reconciliation (Dollars in thousands, except per share data) We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios.  Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures.  As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titles measures reported by other companies.

Peapack-Gladstone Financial Corporation 500 Hills Drive, Suite 300 P.O. Box 700 Bedminster, New Jersey 07921 (908) 234-0700 www.pgbank.com Douglas L. Kennedy President & Chief Executive Officer (908) 719-6554 dkennedy@pgbank.com Jeffrey J. Carfora Senior EVP & Chief Financial Officer (908) 719-4308 jcarfora@pgbank.com John P. Babcock Senior EVP & President of Peapack Private Wealth Management (908) 719-3301 jbabcock@pgbank.com Contacts Corporate Headquarters Contact